Alkermes

Science that Delivers™


Expect More

Analyst and Investor Day

Cambridge, MA

April 2, 2002

Alkermes

Certain statements in the presentations today may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Alkermes believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations there are a number of factors that may cause actual results to differ from these statements. For instance, there can be no assurance that: (i) Alkermes shareholders will approve the merger with Reliant Pharmaceuticals, LLC ("Reliant") or the other closing conditions will be satisfied, (ii) Alkermes' and Reliant's businesses will be integrated successfully or that planned synergies will be achieved; (iii) Alkermes' product candidates will be approved by the FDA, or if approved, be commercialized successfully, (iv) clinical trials of Alkermes' product candidates will begin as planned or be successful or completed on a timely basis, if at all and (v) Alkermes or its partners will continue development of any product candidate to the point of receiving marketing approval from regulatory authorities. For additional factors that could cause actual results to differ from expectations, reference is made to the reports filed by Alkermes with the Securities and Exchange Commission under the Securities Act of 1934, as amended.

Alkermes

We are building a pharmaceutical company

- ***We are doing this for one reason***:
  - To increase the value potential of Alkermes
  - As measured by absolute levels and growth rates of revenue, profit and market capitalization
- ***An integrated pharmaceutical company can develop more products and capture more of their inherent value:***
  - Proprietary technology, product development, commercialization infrastructure together and separately attract product candidates
  - Marketing and sales capability enables control of top-line revenues
  - Full capability set provides more opportunities for high-value collaboration

We have taken a logical, step-wise approach

Reliant Pharmaceuticals
Vivitrex™ / Undisclosed Candidates
Nutropin Depot® / RISPERDAL CONSTA™
AIR™ Insulin / AIR™ hGH / AIR™ Respiratory products / r-hFSH / AC2993 - LAR
Injectable SR: ProLease® Medisorb® / Pulmonary: AIR™

Progression has been triggered by achievement of major milestones

Recent milestones

- Nutropin Depot®: Approval in pGHD, Phase III in aGHD
- Risperdal Consta™: Successful Phase III, NDA filed 8/01
- Pulmonary Insulin: Successful Phase I/II, Lilly deal 2001
- Injectable SR rFSH: Successful Phase I/II, Serono "go" 2001
- Respiratory products: Successful Phase I, GSK "go" Q3 2001
- Vivitrex™: Successful Phase I and Phase II, Phase III "go" Q1 2002
- AIR™ Proprietary: Phase I "go" Q4 2001

Alkermes

The combination of Alkermes and Reliant is the pivotal step in this progression

- Creates an integrated pharmaceutical company with a broad and diverse pipeline of partnered and proprietary products
- Demonstrated ability to develop, manufacture, market and sell innovative pharmaceutical products based on advanced science
- *Scientific competitive advantage*: PK/PD, formulation, delivery and development
- *Commercial competitive advantage*: Large scale, primary care sales force marketing and selling major brands
- *Organizational competitive advantage*: Experienced, talented personnel, fast decision-making, flat organizational structure

Alkermes

We will have a robust pipeline of products



CANDIDATE
PHASE I
PHASE II
PHASE III
NDA
MARKET
Lescol/Lescol XL
Nutropin Depot® - pediatric hGH
DynaCirc/DynaCirc CR
Axid
Risperdal Consta™
Propranolol CR
Vivitrex™
Nutropin Depot® - adult hGH
MIV-606
AIR™ Long-acting Albuterol
AIR™ Insulin
ALKS Proprietary
ProLease® r-hFSH
AIR™ hGH
AIR™ Respiratory products
Medisorb® Exendin AC2993
Commercialized product
Collaborative product
Proprietary product

Alkermes

And we will continue to build this pipeline

- Alkermes will have a unusual ability to develop, acquire, market and sell proprietary products
  - Science-based with a strong proprietary technology platform
  - Deep, proven, multi-product drug development capability
  - Aggressive in-licensing activity exploiting scientific expertise, scale of sales and marketing organization and access to biotech universe
  - Avoiding early development risks associated with NCEs

Alkermes

We have enhanced our projected financial performance

- Increase probability of profitability in 2004
- Accretive to earnings in 2004 and beyond
- Add growing Lescol® and DynaCirc® brands to our portfolio of marketed products
- Expand our pipeline of proprietary products
- 2004 model driven by multiple sources of revenue: revenue from sales, promotional revenues, royalties, manufacturing revenues, funded R&D

Alkermes



Company Overview

Alkermes

Business Strategy

- To acquire, develop and commercialize important, new, high value-added pharmaceutical products based on world-class science
- Product candidates originate:
  - in our own laboratories
  - from collaborations with pharmaceutical company partners
  - from aggressive acquisition and in-licensing activities
- Capitalizing on opportunities to leverage scientific expertise, development capabilities, commercialization expertise and large primary care sales force

Competitive Advantages

Where are we positioned to out-compete for product opportunities?

- Through application of world class experience in formulation development and drug delivery technologies
  - Leadership position with multiple platforms for delivering both small molecules and proteins
- Where larger scale, well-established marketing and sales infrastructure is necessary
  - Ability to address PCP and exploit specialty opportunities
- Where our extensive experience and infrastructure in pharmaceutical product development can be applied

Core Technical Capabilities and Products

Core Technical Capabilities	Major Products
Formulation science ProLease®, Medisorb®, AIR™ Oral dosage forms ***In-vivo* pharmacology** **Pharmacokinetics** **Clinical development** **Regulatory** **Quality** **Manufacturing** **Marketing** **Sales**	**Lescol® IR** (marketed) **Lescol® XL** (marketed) **DynaCirc®** (marketed) **DynaCirc® CR** (marketed) **Axid** (marketed) **Nutropin Depot®** (marketed) **Risperdal Consta™** (NDA) **Propranolol CR** (NDA) **Vivitrex®** (Phase III) **MIV-606** (Phase II) **ProLease® rhFSH** (Phase II) **AIR™ Insulin** (Phase ND) **AIR™ GSK** (Phase ND) **Medisorb® AC2993** (Phase I) **AIR™ Proprietary** (Phase I)

Alkermes

Commercial Capabilities

- 750 person sales force
  - 80 regional and district managers
- Effort supported by nearly 100 marketing, clinical, regulatory and support staff in Liberty Corner, NJ
- Focus on U.S. primary care physicians and targeted specialists
- GMP manufacturing facilities
  - Cambridge, MA
  - Wilmington, OH
  - Chelsea, MA



Pipeline

Alkermes

We will have a robust pipeline of products



CANDIDATE
PHASE I
PHASE II
PHASE III
NDA
MARKET
Lescol/Lescol XL
Nutropin Depot® - pediatric hGH
DynaCirc/DynaCirc CR
Axid
Risperdal Consta™
Propranolol CR
Vivitrex™
Nutropin Depot® - adult hGH
MIV-606
AIR™ Long-acting Albuterol
AIR™ Insulin
ALKS Proprietary
ProLease® r-hFSH
AIR™ hGH
AIR™ Respiratory products
Medisorb® Exendin AC2993
Commercialized product
Collaborative product
Proprietary product

Alkermes

Overview of the Combined Portfolio

Origin		Product and stage				Seller	Target
Reliant	**Alkermes**	**Preclinic**	**Development**	**FDA**	**Market**	**US market**	**Sales force target**
Novartis					Lescol XL	Company	Primary care
Novartis					Lescol IR	Company	Primary care
Novartis					DynaCirc CR	Company	Primary care
Novartis					DynaCirc IR	Company	Primary care
Eli Lilly					Axid	Company	Primary care
	ProLease®				Nutropin	Genentech	Endocrinologist
	Medisorb®			Risperdal		Janssen	Psychiatrist
Reliant				Propranolol CR		Company	Primary care
	Medisorb®		Naltrexone			Company	Addiction specialist
Reliant			MIV 606			Company	Primary care
	ProLease®		rhFSH			Serono	Fertility clinics
	AIR™		Insulin			Eli Lilly	Primary care/endo
	AIR™		Respiratory			GSK	Primary care
	Medisorb®		AC2993			Amylin	Primary care/endo
	AIR™		Undisclosed			Company	Primary care
	AIR™	Undisclosed				Company	Primary care

Alkermes

Product Portfolio: Proprietary products

Marketed Products

o Lescol® IR	Cholesterol lowering
o Lescol® XL	SR cholesterol lowering
o DynaCirc®	Calcium channel blocker (hypertension)
o DynaCirc®CR	CR calcium channel blocker (hypertension)
o Axid	H2 antagonist (GERD)

Product Portfolio: Proprietary products

Late-stage Development

o Vivitrex™ (Naltrexone Depot®)	SR opiate antagonist
o Propranolol CR	CR beta blocker
o MIV-606	Anti-viral (herpes zoster)

Alkermes

Product Portfolio: Partnered products

Disclosed collaborations

o Risperdal Consta™	Janssen Pharmaceutica
o Nutropin Depot®	Genentech
o ProLease® FSH	Serono
o Pulmonary Insulin	Eli Lilly
o Pulmonary hGH	Eli Lilly
o Respiratory products	GlaxoSmithKline
o Medisorb® AC2993	Amylin

Alkermes



Integration

Alkermes

Integration strategy

Project phase	Preclin	IND	Phase I-II	Phase III	NDA	Sales ramp
Optimized time (months)	?	6	24	12-36	12-18	36-60


Portfolio management, project management, business development
Formulation and analytical
Toxicology
In vivo pharmacology
Scale-up
Clinical pharmacology
Clinical operations
Manufacturing
Regulatory
Pharmacoeconomics
Marketing
Sales
Portfolio management, strategic marketing and project management
Prove clinical, manufacturing and economic concept
Demonstrate clinical and economic performance versus market needs

Culture

- Focus on important new products
- Commitment to scientific leadership
- Development and commercialization organizations as equal partners
- Open to new scientific and business directions
- Intensely collaborative
- Highly communicative utilizing informal channels
- High performance, energizing work environment

Conclusion

- Unique opportunity to create immediate and long term value by creating an integrated biopharmaceutical company
- Features of the combined company match those of the highest-valued companies in the biotech and pharma universe
  - Science and technology
  - Product portfolio
  - Pipeline
  - Development capabilities
  - Sales and marketing capabilities
  - Integrated approach to product development

Business Overview

Reliant PHARMACEUTICALS LLC

April 2, 2002

Forward-Looking Statements

Please keep in mind that this presentation includes forward-looking statements. Certain information, projections, and statements included in this presentation are necessarily based upon estimates and assumptions that, while considered reasonable by Reliant's management, are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are beyond the control of management, and are based upon assumptions with respect to future business decisions, which are subject to change. Management's projections and Reliant's actual results will vary and those variations may be material. Nothing in this presentation should be regarded as representation by Reliant or any other person that the forward-looking statements and projections set forth herein (any other materials delivered to you by or on behalf of Reliant) will be achieved or that any of the contemplated results of such forward-looking statements or projections will be achieved. Neither Reliant nor any of its agents, representatives, officers, employees, or affiliates assumes responsibility for the accuracy or adequacy of information contained within this presentation.

Uniquely Positioned

Reliant PHARMACEUTICALS LLC

Reliant is uniquely positioned to capitalize on the key pharmaceutical market trends:

1. Aging population
2. Consolidation of "Big Pharma" and their focus on "blockbusters"
3. Need among emerging and small- to mid-tier "biopharmaceutical" firms to partner

Reliant's Mission

Reliant PHARMACEUTICALS LLC

Building a fully integrated pharmaceutical company delivering superior financial returns

- Capturing the full market potential of clinically proven, safe and effective pharmaceutical products through sharply focused sales and marketing, as well as
- Employing sophisticated life cycle management techniques
- Developing new and innovative pharmaceutical compounds

Company Overview

- Founded September 1999
- Commenced operations April 2000
- Located in Liberty Corner, New Jersey
- Raised ~$300 Million from private investors
- Fully integrated pharmaceutical infrastructure
- Marketing three well-recognized brands
- Advancing multiple clinical projects
- Submitted two NDAs
- 750 full-time sales representatives
- 110 sales and national account managers
- 90 headquarters staff

Delivering Results

In less than two years:

1. Acquired rights to three marketed products with 2001 sales > $460 million
2. Hired, trained and deployed a 750-person sales force
3. Filed two NDA's
4. Acquired rights to one NCE – initiating Phase III trials in the U.S.

Executive Management Team

Reliant Pharmaceuticals LLC

Name	Title	Prior Experience
Joseph Krivulka	President (co-founder)	J&J; Sandoz; Lederle; Mylan
Larry Gyenes	EVP & CFO	Searle; Lorex; Helene Curtis; CompuServe
Stefan Aigner, MD	VP Business Development (co-founder)	The Wilkerson Group
George Bobotas, PhD	VP Scientific Affairs	Covance; Somerset; Mylan; Forest
Gary Talarico	EVP Sales Marketing	Ventiv; ICN; Medicis; Cabot
Gregory Fulton	SVP Marketing	Bayer; Boehringer Ingelheim; Lederle; Ortho-McNeil
Michael Lerner, JD	VP & General Counsel	Partner, Gibbons, Del Deo
Keith Rotenberg, PhD	VP Regulatory Affairs	Forest; Searle; Lorex; Pennwalt; FDA
Neil Manowitz, PhD	Dir. Clinical Development	Knoll; Boots; Scicor; Lorex; Abbott

Marketed Product History

- 8 RSD's
- 72 DSM's
- 750 Reps


LESCOL XL
AXID
nizatidine
DynaCirc CR
(isradipine)
Number of Reps
0
100
200
300
400
500
600
700
800
Signed
Launched
Signed
Launched
Signed
Launched
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
In the Field
In Training



Marketed Products

Lescol


LESCOL XL

Lescol® Overview

Product/Category:	Fluvastatin – IR & XL HMG-CoA reductase inhibitors (Statin)
Indication:	Hyperlipidemia or management of cholesterol
Deal/Term:	5-year promotion agreement with Novartis (extendable to 2009) signed 11/00
2001 U.S. Statin Market:	$11.3 billion, up 24% vs. a 26% gain for 2000
2001 Lescol Brand Sales:	$228 million, up 15% vs. an 18% decline for 2000
Patent Life:	Fluvastatin composition of matter to 2011

Lescol® XL Significant Events

- Gel matrix formulation provides better efficacy
- New treatment guidelines expand eligible patient population
- Withdrawal of Baycol puts focus on safety -- Lescol has best statin safety profile
- Recent release of favorable outcomes data

Lescol® XL Profile

Gel matrix formulation

- Provides gradual and sustained delivery
- Increases hepatic availability and effect on LDL-C, HDL-C and TGs vs. Lescol 40 mg
- Sustained delivery reduces systemic exposure
- No active metabolites present systemically

Lescol XL Efficacy

LESCOL XL provides enhanced efficacy across the lipid triad – LDL, HDL and TG's.


30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
+ 20%
HDL-C
Increase at week 24 at 75th percentile
(in patients with TGs>200 mg/dL; n=239)
LDL-C
- 38%
Median decrease at week 4
(in all patients; n=748)
TGs
- 25%
Median decrease at week 24
(in patients with TGs>200 mg/dL; n=239)

Market Opportunity

New NCEP* Guidelines Increase Patient Pool


ATP II Patient Pool*
13 million
52 million
ATP III Patient Pool*
36 million
65 million

Drug therapy candidate

Dietary restrictions recommended

* Source: Third Report of the Adult Treatment Panel (ATP) of the National Cholesterol Education Program (NCEP)

Lescol XL Safety

Reliant PHARMACEUTICALS LLC

The Baycol withdrawal highlighted the risks associated with systemic statin exposure

Most statin side effects linked to systemic exposure

- Myalgias (muscle pain)
- Myopathy/rhabdomyolysis: muscle degradation associated with elevated CPK
- Headache
- Dermatologic rash
- Flu-like symptoms

Systemic Statin Exposure Increases Health Risks for Patients

Lescol XL Pharmacokinetics

Reliant PHARMACEUTICALS LLC

Lescol XL increases pharmacodynamic effect on LDL-C, HDL-C and TGs vs. 40 mgs while reducing systemic exposure



Plasma levels of LESCOL XL 80 mg vs
Lescol immediate-release (IR) 80 mg3
LESCOL XL
Lescol IR
Mean plasma concentration (ng/mL)
1100
1000
900
800
700
600
500
400
300
200
100
0
0
4
8
12
16
20
24
Hours



Lescol XL Safety

Lescol's has the lowest rate of rhabdomyolysis and no related deaths

Statin-Associated Rhabdomyolysis
10/97 to 12/00
(Cases per million Rx's)


0.46
0.75
1.65
2.66
2.86
55.1
Lescol
Lipitor
Pravachol
Mevacor
Zocor
Baycol

Statin-Associated Rhabdomyolysis Deaths
10/97 to 12/00
(Deaths per million Rx's)


0
0.11
0.37
0.42
0.46
2.85
Lescol
Lipitor
Zocor
Mevacor
Pravachol
Baycol

Source: FDA and Public Citizen Petition dated August 20, 2001

Lescol XL Metabolic Pathway

Many patients have comorbidities and may require multiple medications


Hypercholesterolemia
Diabetes
Hypertension

Limited metabolism of Lescol XL by the CYP3A4 pathway minimizes the potential for drug interactions

- 6 million patients have comorbid hypercholesterolemia, hypertension and diabetes
- 10 million patients have hypercholesterolemia and diabetes
- 35 million patients have hypercholesterolemia and hypertension

Lescol Outcomes Data

Reliant PHARMACEUTICALS LLC

Lescol Intervention Prevention Study presented at ACC–March 20, 2002:

- 4-yr, placebo-controlled study of 1677 patients undergoing first angioplasty
- Reduced the risk of cardiac events by 22%
- Reduced the risk of serious cardiac events in higher risk patients with diabetes and with multi-vessel disease by 47% and 34%, respectively
- Underscored Lescol's safety profile with no significant elevations of CPK, an indicator of muscle breakdown
- The only statin study with prospective data showing benefits in these patient types

Lescol XL Positioning

In the rapidly expanding market for lipid management, Lescol XL is ideally positioned to provide:

- Effective control of *all* lipid parameters in the majority of patients requiring statin therapy
- The best safety profile in the class
- Reduces the risk of major post-angioplasty cardiac events

Lescol TRx Trends

The launch of Lescol XL and withdrawal of Baycol reversed years of declining TRx's


120,000
100,000
80,000
60,000
40,000
20,000
-
TRXs
Baycol Withdrawal
Launch w/750 reps & Journal Ads
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
IR
XL
Total

IMS NPA + Weekly

Statin TRx Trends




12000000
10000000
8000000
6000000
4000000
2000000
0
Total Rxs
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
IMS NPA+
BAYCOL
LESCOL
LESCOL XL
LIPITOR
LOVASTATIN
MEVACOR
PRAVACHOL
ZOCOR

Lescol XL NRx & TRx Share



Share of Statins
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
IMS NPA+
NRx share
TRx share

DynaCirc


Once-a-Day
DynaCirc CR
(isradipine)



DynaCirc® Overview

Product/Category:	Isradipine – IR & CR dihydropyridine calcium channel blockers (CCB)
Indication:	Hypertension
Deal/Term:	30 month license from Novartis signed in July 2000 with option to purchase in 2002
2001 U.S. CCB Market:	$4.6 billion, up 1% vs. a 2% decline for 2000
2001 DynaCirc Brand Sales:	$32 million, down 7% vs. a 15% decline for 2000
Patent Life:	Isradipine composition of matter to August 2003; CR formulation patents to 2007/08



Market Opportunity

60 MM hypertensive Americans


15 MM inadequately treated
15 MM adequately treated
30 MM Untreated

Source: CDC

DynaCirc CR® Pharmacokinetic Profile

Therapeutic blood levels maintained over 24 hours



6
4
2
Plasma isradipine ng/mL
4
8
12
16
20
Hours post-dose
5 mg capsules q 12 h (projected)
2X5 mg GITS tablet, fasted

Competitive Profile



DynaCirc CR vs. Norvasc®	Disadvantaged	Equal	Advantaged
Demonstrated 24 hour antihypertensive control		●	
Demonstrated antianginal control	●		
Favorable cardiovascular effects			●
Favorable renal effects			●
Safe & well-tolerated		●	
Well-suited for a wide-range of patients		●	

DynaCirc CR Positioning

Reliant PHARMACEUTICALS LLC

DynaCirc CR provides:

- Reliable, consistent 24-hour blood pressure control – exceptional trough-to-peak ratio
- Decreased vascular resistance while maintaining cardiac output
- Favorable effects on renal function
- Excellent safety profile & tolerability
- No clinically significant drug-drug interactions

DynaCirc TRx Trends

Despite the lack of samples and lingering supply problems, the growth of DynaCirc CR reversed years of decline



12000
10000
8000
6000
4000
2000
0
TRx
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Total
CR
IR

IMS NPA weekly

Calcium Channel Blocker TRx Trends



Total Rxs
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
5,500,000
5,000,000
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02

IMS NPA+

DynaCirc CR NRx & TRx Share



0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
CCB Shares
Reliant Commences Marketing
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
DYN CR NRX
DYN CR TRX

Axid


The Comfort
AXID
nizatidine

Axid® Overview

Product/Category:	Nizatidine -- H2-receptor antagonist
Indication:	Gastroesophageal reflux disorder (GERD) & peptic ulcer
Deal/Term:	Exclusive U.S. rights to market sell & distribute product & line extensions signed 9/00
2001 U.S. H2 Blocker Market:	$1.7 billion, down 8% vs. a 7% decline for 2000
2001 Axid Brand Sales:	$202 million, down 2% vs. a 14% decline for 2000
Patent Life:	Nizatidine composition of matter to April 2002

Axid NRx & TRx


Reliant
Commences
Marketing
Rxs
400000
350000
300000
250000
200000
150000
100000
50000
0
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
IMS NPA+
AXID NRXs
AXID TRXS

Development Pipeline

Propranolol CR Overview

Reliant PHARMACEUTICALS LLC

Product/Category:	Propranolol Circadian Rhythm - Beta-blocker
Indication:	Hypertension, angina
Deal/Term:	Proprietary formulation
2001 U.S. Beta Blocker Market:	$1.3 billion, up 10% versus 2000
2001 Market Leader:	Toprol-XL: $498 million, up 45% versus 2000
Patent Life:	Three-year exclusivity under Hatch-Waxman Act

Propranolol CR Positioning

Propranolol CR will be a preferred antihypertensive for patients at risk of morning cardiac events

Propranolol CR combines:

- Gold-standard antihypertensive efficacy and anti-catecholamine effects of propranolol
- Additional protective benefits as the first and only night-time dosed beta blocker formulation

Propranolol CR Pharmacokinetics


Propranolol CR concentration (ng/mL)
250
200
150
100
50
0
10:00 PM
12:00 AM
2:00 AM
6:00 AM
9:00 AM
12:00 PM
4:00 PM
8:00 PM

MIV-606 Overview

Reliant PHARMACEUTICALS LLC

Product/Category:	MIV-606 – broad-spectrum oral antiviral
Indication:	Herpetic viral diseases – herpes zoster (i.e.,shingles)
Deal/Term:	Exclusive license to develop, market & distribute in the U.S. & Canada for the longer of 10 years following first sale of product or patent expiration – option to develop for other indications
2001 U.S. Herpetic Antivirals Market:	$836 million, up 16% vs. a 15% gain for 2000
2001 Market Leader:	Valtrex: $393 million, up 42%
Patent Life:	2017



Sales & Marketing Engine

Sales and Marketing


90
Headquarters
Support
750 Reps
72 DSMs
8 RSDs
30 Nt'l Account
Managers

- 25th largest U.S. pharma sales force
- Avg. 7.8 calls per day
- Avg. 2.2 details per call
- > 210 days/yr. in the field
- Avg. salary ~ $50K
- Incentive = 40% of base @ target (uncapped)

Sales Force Optimization



Moderate Strength HMG Potential Decile (6M TRx Mean VOL)
SPEC
Lescol Family Share
XL Trial
0 (0)
1 (19)
2 (149)
3 (232)
4 (305)
5 (379)
6 (459)
7 (550)
8 (663)
9 (829)
10 (1,257)
Specialists (CD/END/DIA)
PC/Other
ZERO (Non-LES Writer)
LOW (< 1.58% 6M TRx%)
MED (1.58%-7.68% 6M TRx%)
HIGH (> 7.68% 6M TRx%)
T

	DOCS	DOCS/Rx TERR	Rx Call per Doc per QTR	Calls
A	-	-	4	-
B	-	-	3	-
C	-	-	2	-
D	-	-	-	-
E	-	-	-	-

Lescol XL Trial (T) defined as LXL TRx > 0 launch-to-date

If Baycol NRx Share > 6.7% & HMG Decile 6-10 & PC Non-LES Writer, then Lescol XL Score increases by one-level (B-to-A & C-to-B). (6M-7/01.)

2Q02 Portfolio Overlap


Axid
9,689
1,735
3,005
257
4,692
4,171
DynaCirc CR
28,846
19,726
35,010
Lescol XL
62,433

NOT TO SCALE

Targets are A/B/C for Lescol XL, A/B for DynaCirc CR or A for Axid.

Targets do not include opportunistic details to moderate-valued non-targets for each brand.

Headquarters Support

Sales & Mktg.	20
Drug Development	11
Regulatory	7
Operations	7
Bus. Development	7
Finance & IT	25
Admin/Support	13

- 7 MD's/PhD's
- Management team averages over 20 years "Big Pharma" experience

90 Headquarters Support



750 Reps
72 DSMs
8 RSDs
30 Nt'l Account Managers



Financial Overview

Revenues


($ in millions)
400
350
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
Axid
DynaCirc
Lescol Fees
Pipeline Products

Product Gross Margin %

The most recent product gross margins have been constrained by the Axid license and supply agreements and, to a lesser extent, DynaCirc



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004

The decline in sales of Axid post-patent expiration, acquisition of DynaCirc and the introduction of Reliant's proprietary brands changes dramatically the margin outlook...

*Gross margins do not included Lescol

EBITDA

…and transforms the profit potential for the Company as a whole


($ in millions)
$50
$0
($50)
($100)
($150)
($200)
2001
2002
2003
2004

Near-term Objectives

Near-term Objectives

- Focus on Lescol
- Move high-margin drug development projects quickly through the clinical and regulatory process
- Be prepared to launch new products when approved


Once-a-Day
DynaCirc CR
(isradipine)


LESCOL XL


The Comfort
AXID
nizatidine

Reliant
PHARMACEUTICALS LLC

Financial Information

James Frates, CFO

Analyst and Investor Day
April 2, 2002

Alkermes

Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Alkermes believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations there are a number of factors that may cause actual results and financial performance to differ from these statements. For instance, there can be no assurance that: (i) Alkermes shareholders will approve the merger with Reliant Pharmaceuticals, LLC ("Reliant") or the other closing conditions will be satisfied, (ii) Alkermes' and Reliant's businesses will be integrated successfully or that planned synergies will be achieved, (iii) the market for the sale of the companies' products will develop as expected and that the companies will be able to effectively compete with larger pharmaceutical companies who may have more resources and more experienced sales and marketing forces and (iv) development of the companies' product candidates will proceed as planned and be commercialized successfully. For additional factors that could cause actual results to differ from expectations, reference is made to the reports filed by Alkermes with the Securities and Exchange Commission under the Securities Act of 1934, as amended.

Alkermes

EBITDA

Ramp to 2004



$50
$0
($50)
($100)
($150)
($200)
($ in millions)
2001
2002
2003
2004

Alkermes

Focus on Products

Risperdal Consta™

- Approx 10% Royalty
- Alks Manufactures

- NDA Filed
- $6BB Market Worldwide
- 26% Growth Rate

Lescol® IR/XL

- Approx 50% of Revenues
- Reliant Markets

- Marketed
- $11BB Market US
- 24% Growth Rate

DynaCirc®/CR

- Marketed
- $4.6BB Market US
- 1% Growth Rate

Selected Pipeline		
	NDA	Propranolol CR
	Phase III	Vivitrex™/Nutropin Depot® Adults
	Phase II	MIV-606

Reliant Pharmaceuticals

Licensing Arrangements

- DynaCirc®/CR
  - Deal signed July 2000
  - Deal terms carried high COGS
  - Option to purchase exercised; December 2002 will own
  - On-going gross margins in the 85% range
- Axid
  - Deal signed September 2000
  - Deal terms carried high COGS
  - Generic in April 2002
  - Strategy: use Axid to finance and build infrastructure
- Lescol®/XL
  - Partnered November 2000, XL launched 1Q 2001
  - Reliant responsible for marketing
  - Sales force fully deployed mid-2001
  - Exclusive marketing rights in US through ’05, with sales-based extensions
  - 2003 and beyond fees to Reliant approximately 50% of net sales

Reliant Pharmaceutical Revenues

2001 Actual and 2002 Estimates

		2001A	2002E		
Sales					
	Axid	**$ 201.9 MM**			
	DynaCirc®/CR	**32.2**			
	Other	**0**			
Total Sales		**234.1**	**$ 95 MM**	**-**	**$ 105 MM**
Promotional Revenues					
	Lescol®/XL	**42.6**	**105**	**-**	**115**
Total Revenues		**276.7**	**200**	**-**	**220**
Memo					
Lescol®/XL U.S. Sales		**228.3**	**300**	**-**	**315**

Alkermes

Reliant Pharmaceuticals Expenses

2001 Actual and 2002 Estimates

	2001A	2002E		
COGS	$174.7MM	$71MM		$79MM
% of sales	75 %	75%	-	75%
Cost of Promotional Revenues	102.6	100	-	105
Operating Expenses				
SG&A	102.7			
R&D	49.7			
Total Operating Expenses*	152.4	140	-	145
Total Revenues	$276.7	$200		$220
Total COGS/Expenses	429.7	311		329
EBITDA	-153.1	-110	-	-115
D&A	43		30	

* Excludes D&A

Alkermes

Reliant Pharmaceuticals

Future Guidance for 2004 and Beyond

- Revenues expected to be $400 MM or greater
  - Lescol®/XL
  - DynaCirc®/CR
  - Propranolol CR
  - Other pipeline
- Profitability drivers
  - Gross margin improvement
  - Fully leveraging 750 person sales force with growing sales
  - Lescol®/XL economics improving in 2002 and beyond

Alkermes

Science that Delivers™

www.alkermes.com


Expect More

Alkermes
Science that Delivers™

Alkermes' Portfolio

Duncan Higgons

Analyst and Investor Day
April 2, 2002

Alkermes

Certain statements in this presentation may constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Alkermes believes that these statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there are a number of factors that may cause actual results to differ from these statements. For instance, there can be no assurance that: (i) the company will be able to enter into additional collaborations on acceptable terms or at all, (ii) clinical trials of the company's product candidates will begin as planned or be successful, completed on a timely basis, or at all, (iii) the company or its partners will continue development of any product candidate to the point of receiving marketing approval from regulatory authorities, or (iv) the company's product candidates will be approved by the FDA or, if approved, be commercialized successfully. For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Alkermes

Alkermes' Portfolio Agenda



- The Role of Science in Building Alkermes' Proprietary Pipeline — Raymond T. Bartus, Ph.D.

- Key Project Updates:
  - ProLease® r-hFSH — Mark Tracy, Ph.D.
  - AIR® Insulin/hGH — Rick Batycky, Ph.D.
  - Risperdal Consta™/Vivitrex™ — Elliot Ehrich, M.D.

Alkermes
Science that Delivers™

The Role of Science in Building Alkermes' Proprietary Pipeline

Raymond T. Bartus, Ph.D.

Analyst and Investor Day
April 2, 2002

Alkermes

The Role of R&D in Alkermes' Evolution...

- Provide Snapshot of R&D at Alkermes
- Briefly describe our unique approach to identifying and developing proprietary product candidates
- Review multiple, unique advantages our technology can provide to create new drug products
- At same time, demonstrate how these advantages can be exploited to improve upon current treatments, using data from an assortment of 'proof of principle' studies (focusing on small molecules)

Alkermes

A Snapshot Into R&D Personnel and Activities at Alkermes

- About 150 scientists dedicated to R&D; 90 doctoral-level
- Encompasses a wide range of scientific and engineering disciplines, *including polymer chemistry, mechanical engineering, aerosol physics, biomaterials, protein chemistry, chemical engineering, pharmacokinetics, bioanalytical, analytical chemistry, pharmaceutical sciences and multiple biological sciences*
- Recent areas of R&D involve wide variety of therapeutic areas: *pulmonary disease, oncology, neurology, substance abuse, psychiatry, reproductive physiology, endocrinology, cardiovascular disease, pain, immunology and inflammation*
- In addition to product programs and concepts, scores of peer-reviewed publications have resulted from these activities

These collective characteristics reflect a unique research and development team

Alkermes





Alkermes' R&D Focus: Drug Delivery Science

Alkermes Has a Unique Approach to Developing New Products

- Begin with pharmaceuticals that have been proven to be safe and effective *(thus, reducing risk)*
- Then enhance their therapeutic utility by improving delivery in very specific and special ways *(thus, creating new value for effective drugs)*

Alkermes

Injectable Sustained Release



- ProLease® / Medisorb®
- Polymeric microsphere-based systems
  - ProLease®: large molecules
  - Medisorb®: small molecules
- Utilize biocompatible, biodegradable polymers

Alkermes

Injectable Sustained Release

- ProLease® / Medisorb®
- Polymeric microsphere-based systems
  - ProLease®: large molecules
  - Medisorb®: small molecules
- Utilize biocompatible, biodegradable polymers

- Subcutaneous or intra-muscular injections for systemic delivery; into target tissue for localized effects

- Substantial clinical and regulatory experience



Alkermes

Pulmonary



- AIR™
- Light, porous particles (> 5-30 microns)

Pulmonary

- AIR™
- Light, porous particles (> 5-30 microns)
- Key advantages based on:
  - Simple device
  - High dose
  - Efficiency
  - Capacity for sustained release



Alkermes

Pulmonary

- AIR™
- Light, porous particles (> 5-30 microns)
- Key Advantages based on:
  - Simple device
  - High dose
  - Efficiency
  - Capacity for sustained release
- Applied to small and large molecules, both for lung and systemic delivery

Alkermes

Key Advantages Our Injectable Technology Can Provide to Existing Pharmaceuticals

- Sustained therapeutic levels in local, target tissue; systemic levels kept relatively low
- Elimination of peaks and troughs of daily dosing (improved efficacy; reduced side effects)
- Improved adherence over daily dosing
- Elimination of first pass metabolism (via by-passing GI system)

Alkermes

Key Advantages Our Injectable Technology Can Provide to Existing Pharmaceuticals

- Sustained therapeutic levels in local, target tissue; systemic levels kept relatively low
- Elimination of peaks and troughs of daily dosing (improved efficacy; reduced side effects)
- Improved adherence over daily dosing
- Elimination of first pass metabolism (via by-passing GI system)

Injection of Medisorb® Carboplatin Produces Sustained Platinum Levels in Local Tissue


BOLUS CARBOPLATIN (100µg)
PLG CARBOPLATIN (100µg)
PLATINUM LEVELS (µg)
60
50
40
30
20
10
0
1 min
1 hr
1 day
3 days
7 days
14 days
21 days
TIME POST IMPLANT/INJECTION

Summary of Medisorb®, Sustained Release Chemotherapeutics

- Encapsulated carboplatin, 5-FU, BCNU and doxirubicin into Medisorb microspheres
- Tested each in series of studies involving rat models of both glioma and solid peripheral tumors
- Observed significant enhancement of survival in aggressive glioma model
- Achieved complete eradication of peripheral tumors

Alkermes

Injections of Medisorb® 5-FU Eradicates Solid Peripheral Tumors in Rat


5000
4000
3000
2000
1000
0
Tumor Volume (mm 3)
Control
Sustained-release 5-FU (5.0 mg)
PLG Rx
0
10
20
30
40
50
60
70
80
Days Post Tumor Implant

From: Emerich et al.
In press, Pharm Res, 2002.

Alkermes

Key Advantages Our Injectable Technology Can Provide to Existing Pharmaceuticals

- Sustained therapeutic levels in local, target tissue; systemic levels kept relatively low
- Elimination of peaks and troughs of daily dosing (improved efficacy; reduced side effects)
- Improved adherence over daily dosing
- Elimination of first pass metabolism (via by-passing GI system)

Vivitrex™ (1x Per Month) Provides More Steady, Reliable Levels Than Oral Naltrexone (1x Daily)


(Daily oral Cmax)
Plasma Concentration (ng/ml)
14
12
10
8
6
4
2
0
0
5
10
15
20
25
30
Days

Alkermes

Each IM Injection of Vivitrex™ Blocks Opiate Response for 1 Month in Rats


(Blood levels)
Plasma Naltrexone (ng/mL)
30
25
20
15
10
5
0
Rx 1
Rx 2
LOQ
B
0
10
20
30
40
50
60
70
(Therapeutic Response)
Response Latency (seconds)
60
55
50
45
40
35
30
25
20
Blank Microspheres + Morphine
Naltrexone + Morphine (1 Rx)
Naltrexone + Morphine (2 Rx)
(No Morphine)
Rx 1
Rx 2
Days Post-Treatment
Morphine working
Morphine blocked

Key Advantages Our Injectable Technology Can Provide to Existing Pharmaceuticals

- Sustained therapeutic levels in local, target tissue; systemic levels kept relatively low
- Elimination of peaks and troughs of daily dosing (improved efficacy; reduced side effects)
- Improved adherence over daily dosing
- Elimination of first pass metabolism (via by-passing GI system)

Alkermes

Summary: These Advantages Provide Numerous Product Opportunities for Our Injectable Sustained Release Technology

- Sustained therapeutic levels in local, target tissue; systemic levels kept relatively low
- Elimination of peaks and troughs of daily dosing (improved efficacy; reduced side effects)
- Improved adherence over daily dosing
- Elimination of first pass metabolism (via by-passing GI system)

Alkermes

Key Advantages Our AIR™ Technology Can Provide to Existing Pharmaceuticals (in conjunction with simple, reliable device)

- Efficient and reliable delivery directly to lung tissue
- More rapid and predictable plasma levels
- The most effective and rapid, noninvasive means to deliver to CNS and heart (via first pass effect from lungs)
- Improved adherence versus frequent injections
- Elimination of first pass metabolism and other oral issue (via by-passing GI system)

Alkermes

Key Advantages Our AIR™ Technology Can Provide to Existing Pharmaceuticals (in conjunction with simple, reliable device)

- Efficient and reliable delivery directly to lung tissue
- More rapid and predictable plasma levels
- The most effective and rapid, noninvasive means to deliver to CNS and heart (via first pass effect from lungs)
- Improved adherence versus frequent injections
- Elimination of first pass metabolism and other oral issues (via by-passing GI system)

Alkermes

Lung Deposition Following AIR™ Inhalation to Humans

Artist's rendering of Human Lung



Deposition of technetium (Tc-99) in two subjects


X
X
X
X
Subject 1
Subject 2

Alkermes

Key Advantages Our AIR™ Technology Can Provide to Existing Pharmaceuticals (in conjunction with simple, reliable device)

- Efficient and reliable delivery directly to lung tissue
- More rapid and predictable plasma levels
- The most effective and rapid, noninvasive means to deliver to CNS and heart (via first pass effect from lungs)
- Improved adherence versus frequent injections
- Elimination of first pass metabolism and other oral issues (via by-passing GI system)

Alkermes

AIR™ Formulation Produces More Rapid and Reliable Plasma Levels in Human Volunteers



AIR
IM
AIR formulation
IM injection
Plasma concentration
500
400
300
200
100
0
0
5
10
15
20
Minutes post administration

Alkermes

AIR™ NSAID (Flurbiprofen) Produces More Rapid and Effective Analgesia Than Oral Delivery



No Flurbiprofen
Oral (4mg/kg; 1.4 mg total)
AIR (0.25 mg total)
AIR (0.125 mg total)
Oral (1.4 mg total)@30 min
Number of Responses
10
8
6
4
2
0
-10
0
5
10
15
20
Minutes
Ethacrynic Acid Dosing
Flurbiprofen Dosing
Poor analgesia
Moderate analgesia
Good analgesia

(-30)

Key Advantages Our AIR™ Technology Can Provide to Existing Pharmaceuticals (in conjunction with simple, reliable device)

- Efficient and reliable delivery directly to lung tissue
- More rapid and predictable plasma levels
- The most effective and rapid, noninvasive means to deliver to CNS and heart (via first pass effect from lungs)
- Improved adherence versus frequent injections
- Elimination of first pass metabolism and other oral issues (via by-passing GI system)

Alkermes

Oral L-DOPA Rapidly Reverses Symptoms in a Rat Model of Parkinson's Disease



Low Level PD Symptoms
High Level PD Symptoms
No. of Places (10 trials)
10
8
6
4
2
0
0
30
60
Time (min) post L-DOPA
unaffected limb
AIR/L-DOPA (2 mg)
AIR/L-DOPA (1 mg)
10X+ advantage
Oral L-DOPA (10 mg)
Oral L-DOPA (6.8 mg)
vehicle

Alkermes

Summary: These Advantages Provide Numerous Product Opportunities for Our AIR™ Technology (in conjunction with simple, reliable device)

- Efficient and reliable delivery directly to lung tissue
- More rapid and predictable plasma levels
- The most effective and rapid, noninvasive means to deliver to CNS and heart (via first pass effect from lungs)
- Improved adherence versus frequent injections
- Elimination of first pass metabolism and other oral issue (via by-passing GI system)

Alkermes Product-Driven Approach: Key Elements for Success

- Multiple proprietary product ideas within our technical grasp
- Efficient plans for selection of lead candidates and development of products
- Strong preclinical and clinical pipeline
- Necessary infrastructure for continued growth established gradually over past several years including...

Necessary Infrastructure for Continued Growth Established Gradually Over Past Several Years

Marketing

G&A | Manufacturing

Process Development | Scale-up | Finance

Applied Biology | Medical Affairs | Toxicology

Pharmaceutical Development | Pharmacokinetics

Pulmonary Life Sciences | Formulations | Biological Research

Alkermes
Science that Delivers™


Expect More

www.alkermes.com

Alkermes
Science that Delivers™

ProLease® r-hFSH

Mark A. Tracy, Ph.D.

Analyst and Investor Day
April 2, 2002

Alkermes

ProLease® r-hFSH Overview

- Collaboration with Serono
- Clinical indication
  - Infertility
- Need
  - Alternative to repetitive cycles of daily injections



Alkermes

Infertility Market



Worldwide FSH Market (2001) — Leading Products (a)(b)(c)
$900 million
Repronex/Menopur
2%
Humegon
4%
Pergonal
4%
Fertinex/Metrodin
7%
Gonal-F (r-hFSH)
46%
Puregon/Follistim (r-hFSH)
37%

(a) Source: Merrill Lynch, Feb. 15, 2002.
(b) AKZO Nobel, Feb. 25, 2002.
(c) Salomon Smith Barney, March 1, 2002.

Growing Revenues For Gonal-F(a)


($ in millions)
$700
$600
$500
$400
$300
$410.5
$461.8
$508.0
$558.8
$614.7
2001
2002E
2003E
2004E
2005E

(a) Source: Merrill Lynch, February 15, 2002

Clinical Indication: Infertility

- Assisted Reproductive Technologies (ART)
  - Goal: multiple follicle development
  - Desirable PK profile: higher FSH levels for shorter time (up to 7-12 days)
- Ovulation Induction (OI)
  - Goal: single follicle development
  - Desirable PK profile: lower FSH levels for longer time (up to several weeks)

Alkermes

Product Opportunity

- Replace multiple daily injections with a SINGLE INJECTION
- Solution: versatile sustained protein delivery system that meets diverse clinical PK requirements

Why ProLease®?

- Proven sustained delivery system for proteins (FDA approved/commercialized)
- Maintains protein stability
- Achieves a broad array of pharmacokinetic (PK) profiles that meet clinical demands

Alkermes

r-hFSH Chemistry



Alkermes

ProLease® rhFSH Stability

Phase I Clinical Lots	% Monomer Post Encapsulation
Formulation 1	99%
Formulation 2	100%
Formulation 3	100%

r-hFSH stability maintained

Alkermes

ProLease® Formulation Versatility… Meets Clinical Demands

- Control of initial release rate
- Control of sustained drug levels and duration

ProLease®…
Microsphere Release Mechanism



Time
Hydration
Drug Diffusion
Polymer Biodegradation

Formulation Components		**Variables Controlling Release**
●	**Drug particle**	**Composition, Size**
●	**Polymer matrix**	**Polymer chemistry**

1. Effect of Composition


1000
100
10
0
5
10
15
20
Serum Concentration (mIU/ml)
Time (days)
10% Protein Powder Load
5% Protein Powder Load

Control initial release rate through formulation composition

Alkermes

2. Effect of Drug Particle Size


Protein particle size >> 1 micron
Protein particle size < 1 micron
Serum Concentration (mIU/mL)
1000
100
10
1
0
5
10
15
20
25
30
Time (days)

Control initial release rate through drug particle size

Alkermes

3. Effect of Polymer Chemistry

Polymer: poly(lactide-co-glycolide) (PLG)



Serum Concentration (mIU/ml)
1000
100
10
1
0
5
10
15
20
25
Time (days)
PLG 1
PLG 2
PLG 3

Control sustained levels and release duration through polymer chemistry

Alkermes



ProLease®
Is a Versatile Drug Delivery System Capable of Meeting an Array of Clinical Demands

Human PK Results...



Targeting Different rhFSH Release Profiles for Infertility Indications
Serum rhFSH (mIU/mL)
25
20
15
10
5
0
0
10
20
30
40
Time (days)
Formulation 1
Formulation 2
Formulation 3

ProLease® rhFSH Next Steps

- Prepare formulations for testing in patients
- Begin Phase II in 2002

ProLease® Provides Solution to Protein Delivery Challenges:

- Protein stability maintained
- Sustained release kinetics meet an array of clinical demands
- Excellent local tolerability, injectability, and safety history
- FDA approved
- Proven process for commercial manufacturing

Strong Science and Development Expertise Equals Innovative Pharmaceutical Products




Nutropin

Alkermes
Science that Delivers™

www.alkermes.com


Expect More

Pulmonary Insulin and Pulmonary Humatrope®

Rick Batycky, Ph.D.

Analyst and Investor Day

April 2, 2002

Alkermes

Pulmonary Protein Development

"The Challenge"

Alkermes

Take highly complex molecules ...

Insulin MW = 5,800 Da



hGH MW = 22,000 Da



Source: *Nature* 261 pp. 166 (1976); *Protein and Peptide Letters* 2 pp. 333 (1995)

... formulated into specially engineered particles ...







- Stable
- Safe
- High load
- Respirable size
- Scaleable

Alkermes

… and delivered from a simple, reliable inhaler …



- High efficiency
- High dose
- Robust
- Economical
- Easy to use
- Breath actuated

… for safe and effective therapy in adults and children.



Alkermes

One of Many Multivariable Problems





Excellent
Product Space
Protein Integrity
Poor
Low
FPF
High

Pulmonary Protein Development

"A Solution"

- Unique Technology
- Alkermes: Industry leading protein expertise
- Partner: Industry leading protein expertise

Alkermes

Pulmonary Insulin

- Partner: Eli Lilly & Co.
- Indication: type 1 and type 2 diabetes
- Need:
  - Increase willingness of patients to initiate insulin therapy
  - Increase compliance with insulin therapy -> quality of life
  - Control without complexity

Alkermes

Lilly is a Global Leader in Diabetes...



Total Market Size = $10.4 Billion
ONO 2.1%
Other 14.2%
BMS 20.0%
Bayer 2.3%
Pfizer 3.2%
Aventis 7.0%
Lilly* 19.4%
Takeda** 8.6%
GSK 8.9%
Novo 14.2%

Share of Global Diabetes Market, Q2/2001 MAT, Pharmaceutical Products

* Include Actos sales allocated to Lilly
** Exclude Actos sales allocated to Lilly

Source: IMS 59 country summary

… a Large and Growing Market.


Newswe
TAX CUT
SMACKDOWN
SAINTLY
POPES
DIABETES
It Strikes
16 Million
Americans
Are You
at Risk?


Projected Global Diabetes Prevalence
300M
135M
2000
2025

- *Key drivers: aging populations, earlier onset, global lifestyle "Westernization"*
- *A very unsatisfied market*

Sources: *Newsweek*, September 4, 2000; WHO, Diabetes Care Sept. 98 - "Global Burden of Diabetes, 1995-2025"

Alkermes

Where Were We a Year Ago?

Phase I AIR™ Insulin Study

- **Conclusions:**
  - high efficiency systemic delivery of insulin
  - rapid onset
  - "patient friendly" device

Source: Alkermes Analyst Meeting 2001

Alkermes

And Today?

- Competition is Slowing

- Alkermes / Lilly: continued execution
  - Robust Clinical Plan
  - Commercial Delivery System
  - Scaled Manufacturing Process

Alkermes

And Today?

- Executing clinical Plan
  - Safety
  - Efficacy
  - Applied learning from others
  - Special populations (smokers, asthmatics, etc.) characterization
  - Take-home studies (P-II) to confirm commercial system readiness for pivotal trials
  - Full integration of type 1 and type 2 diabetics in clinical plan

And Today?

- Finalizing commercial system for use in pivotal trials



Alkermes Prototype

Alkermes

And Today?

- Finalizing commercial system for use in pivotal trials



Alkermes Prototype

Alkermes

And Today?

- 90,000 sq. ft. site in Chelsea, MA
- Investment by Lilly in facility
- On-going process development in commercial-scale equipment


NEW WINDOWS (TYP)
A
SK-A4
BUILDING "B" EAST ELEVATION

And Today?

- Alkermes / Lilly: continued execution
  - Robust Clinical Plan
  - Commercial Delivery System
  - Scaled Manufacturing Process

- **Focus on commercial success**

Alkermes

Pulmonary Humatrope® (hGH)

- Partner: Eli Lilly & Co.
- Indication: growth hormone deficiency
- Need: alternative to daily injections
  - Improved compliance
  - Reduce barriers to treatment initiation

Alkermes

2001 Global hGH Market



Serono
7%
BTG
2%
Pharmacia
35%
Genentech
17%
Novo
18%
Lilly
21%

Total: $1.5 Billion

Source: Eli Lilly & Co.

Alkermes

Pulmonary Humatrope®

- Phase I study:
  - Test for safety, tolerability and pharmacokinetics
  - Go/no-go decision based on bioavailability
- Results
  - Go
  - Exceeded bioavailability target
  - Well tolerated formulation
  - Relevant blood levels of human growth hormone achieved

Pulmonary Humatrope®

- Manufacturing:
  - Commercial scale achieved
  - Stable formulation
- Status:
  - Moving forward with multiple-dose studies
  - Developing DFU and system compatible with children

Alkermes

Pulmonary Protein Delivery

- Pulmonary insulin
  - Focus on commercial success
- Pulmonary Humatrope®
  - Positive Phase I -> advancing development

Alkermes

Effective Pulmonary Protein Delivery System



Unique Technology and Unique Expertise

Alkermes
Science that Delivers™

www.alkermes.com


Expect More

Alkermes
Science that Delivers™

Risperdal Consta™
Vivitrex™

Elliot W. Ehrich, M.D.

Analyst and Investor Day

April 2, 2002

Alkermes

Agenda

- Risperdal Consta™ update
  - Clinical summary - Phase III
- Vivitrex™
  - Advancing clinical development program

Risperdal Consta™

- Indication
  - Schizophrenia
- Clinical benefit
  - First long-acting atypical antipsychotic
  - Increase adherence through sustained release injection
- Technology
  - Medisorb®
    - *IM injection every two weeks*

Risperdal® - Atypical Antipsychotic

- Improved safety vs. conventional antipsychotics
  - Lower incidence of extrapyramidal symptoms (EPS)
- Favorable metabolic profile
- Evidence of improved efficacy, and outcomes (relapse rate, hospitalization) compared with conventional agents*
- Most widely prescribed atypical

* Csernansky, et al. (2002) New Engl J Med 346:16-22

Alkermes

Risperdal Consta™ Status

- Phase III studies completed
  - Positive data presented at multiple medical meetings
- NDA filed
  - August 31, 2001
- Large-scale GMP manufacturing facility in place
  - Wilmington, OH
- Manufacturing collaboration expanded
  - October 2001

JANSSEN PHARMACEUTICA + RESEARCH FOUNDATION

Risperdal Consta™: Phase III Clinical Results

- Phase III efficacy
  - 12 weeks
  - Long-term (one year)
- Safety

Alkermes

RIS-USA-121
Risperdal Consta™
12-Week Placebo-Controlled Efficacy Trial in Schizophrenia and Schizoaffective Disorder



Alkermes

Primary Efficacy at Week 12:



PANSS score change at endpoint
Least squares mean
6
4
2
0
−2
−4
−6
−8
−10
−12
†
*
Placebo
(N=98)
25mg
(N=99)
50mg
(N=103)

RIS-USA-121

*p<0.001, †p=0.004 vs baseline

RIS-INT-57
Risperdal Consta™ – 12-Month Open-Label Safety Trial in Schizophrenia and Schizoaffective Disorders



Alkermes

Total PANSS Score: One Year



50mg (N=270)
25mg (N=147)
Total PANSS score
75
70
65
60
55
50
45
Baseline
12
24
36
50
Treatment Weeks

RIS-INT-57

Alkermes

Risperdal Consta™
Phase III Safety



Alkermes

Extrapyramidal Symptom (EPS) Related Adverse Events

	Placebo (n=98) (%)	25mg (n=99) (%)	50mg (n=103) (%)
Patients with EPS AE	13	10	24
EPS disorder	3	4	8
Hyperkinesia	4	2	9
Hypertonia	5	4	5
Tremor	0	0	3
Dystonia	3	0	0
Hypokinesia	0	0	1

RIS-USA-121

Alkermes

Injection Site Tolerability

- n=1,499
- Injection site pain 1.1%
- Injection site reaction 0.5%

Source: Integrated Summary of Safety

Alkermes

Risperdal Consta™: Summary of Clinical Trial Findings

- Risperdal Consta™ 25mg and 50mg were significantly more effective than placebo
- Sustained benefits observed with one year continuous dosing
- Risperdal Consta™ was well tolerated
  - Not associated with any unexpected adverse events either in the short or long term

Risperdal Consta™ - Conclusions

- Psychotropic medications represent a source of product opportunity
- Phase I PK can successfully target effective dose range
- Medisorb® process validated
  - Scale-up to commercial production accomplished
  - Well tolerated and easily administered formulation
- Rigorous clinical development program is essential for product success

Alkermes

Vivitrex™

(Medisorb® Naltrexone, for Injection)



Alkermes

Vivitrex™ Overview

- Proprietary product
  - Sustained-release naltrexone
- Clinical indication
  - Alcohol dependence
- Clinical benefit
  - Eliminates requirement for daily dosing
    - *Enhanced treatment adherence and acceptance*
    - *Improved clinical efficacy*
- Technology
  - Medisorb®: IM injection once monthly



Alkermes

Alcohol Dependency

- Estimated 14M Americans with alcohol dependency or alcohol abuse:
  - ~ 25% receive therapy*



* US DHHS: Substance Abuse and Mental Health Services Administration, Treatment Improvement Protocol 28, 1998

Alkermes

Vivitrex™ - Medisorb® Formulation Goals

- Maintain effective plasma levels for a full month
- Complete dose with a single injection
- Administered with 21 gauge needle
- Scaleable process



Alkermes

Vivitrex™ "Foundation": March 2001

- Biostatistical Synthesis
- Phase II Efficacy of Vivitrex in Alcohol Dependence
- Phase II: Multiple Dose Safety and Tolerability
- √ Phase I Pharmacokinetics: One Month Extended-Release
- √ Safety and Efficacy of Oral Naltrexone

Alkermes

ALK21-002: A Phase II Evaluation of the Safety and Pharmacokinetics of Repeat Dose Administration of Vivitrex™ in Alcohol Dependent Patients



ALK21-002 Methods

- Multicenter, randomized, double-blind, placebo-controlled study
- Study medication administered IM once monthly for four months
  - Vivitrex™ 400mg, N=25
  - Placebo, N=5
- Psychosocial therapy administered at each follow-up visit
- Alcohol consumption recorded using the time-line follow back method

Alkermes

ALK21-002 Efficacy: Primary Endpoint



Mean% Heavy Drinking Days:
Vivitrex™ vs. Placebo
Mean % of Heavy Drinking Days
30
25
20
15
10
5
0
25.3%
11.7%
Vivitrex 400 mg (N=25)
Placebo (N=5)

ALK21-002 Safety

- Vivitrex™ was well tolerated
  - No serious adverse events reported
  - Incidence of most common adverse events was similar between Vivitrex™ and placebo.
- Most commonly reported adverse events (%):

Treatment	Nausea	Headache	Dry Mouth
Placebo (N=5)	1 (20%)	1 (20%)	0
Vivitrex™ 400 mg (N= 25)	7 (28%)	8 (32%)	6 (24%)

ALK21-002 Conclusions

- Vivitrex™ was well tolerated over a four month treatment period
- Heavy drinking was lower with Vivitrex™ compared with placebo
- Supports definitive clinical trial of Vivitrex™ in alcohol-dependent patients

Alkermes

Vivitrex™ "Foundation": December 2001

- √ Biostatistical Synthesis
- √ Phase II Efficacy of Vivitrex in Alcohol Dependence
- √ Phase II: Multiple Dose Safety and Tolerability
- √ Phase I Pharmacokinetics: One month extended-release
- √ Safety and Efficacy of Oral Naltrexone

Alkermes

ALK21-003: Phase III, Multi-Center, Randomized, Double Blind, Placebo Controlled Study of the Efficacy and Safety of Vivitrex™ in Alcohol Dependent Adults

- N~450 Patients
- Optimized study design:
  - Inclusion/exclusion criteria
  - Psychosocial methodology
  - Primary and secondary endpoint designation
  - Data analysis approach
- Enrollment initiated, patient dosing on-going

Alkermes

Conclusions

- Risperdal Consta™
  - Ready for marketing approval
- Vivitrex™
  - Pivotal trials underway

Alkermes
Science that Delivers™

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